Exhibit 99.1

Sky Harbour Group Corporation Announces Expansion of Dallas-Area Hangar Campus

West Harrison, New York – January 19th, 2023 – Sky Harbour Group Corporation (NYSE American: SKYH, SKYH WS) (“SHG” or the “Company”), an aviation infrastructure company building the first nationwide network of Home-Basing Solutions for business aircraft, announced that it has executed an agreement with the Town of Addison, Texas, approximately doubling Sky Harbour’s footprint at Dallas’s Addison Airport (ADS). Under the amended ADS lease, Sky Harbour’s rentable square footage at ADS will grow to approximately 195,000.

Tal Keinan, Chairman and Chief Executive Officer, commented, “Dallas is among the largest business jet hubs in the country and one of Sky Harbour’s strongest markets. Addison is positioned in a prime location within the Dallas metro center and enjoys outstanding airport management. We believe the expanded Sky Harbour campus will strengthen Addison’s position as the airport of choice for many of Dallas’s top private and corporate flight departments.

Sky Harbour campuses are open and operating at Houston’s Sugar Land Regional Airport (“SGR”) and Nashville International Airport (“BNA”). Sky Harbour’s Miami Opa-Locka Executive Airport (“OPF”) campus is in Operational Certification testing, with opening planned for early February. Sky Harbour recently broke ground on new campuses at Denver Centennial Airport (“APA”) and Phoenix Deer Valley Airport (“DVT”).

About Sky Harbour Group Corporation

Sky Harbour Group Corporation is an aviation infrastructure company developing the first nationwide network of Home-Basing Solutions for business aircraft. The company develops, leases and manages general aviation hangars across the United States. Sky Harbour’s Home Basing Solution aims to provide private and corporate customers with the best physical infrastructure in business aviation, coupled with dedicated service tailored to based aircraft, offering the shortest time to wheels-up in business aviation. To learn more, visit www.skyharbour.group.

Forward Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, earnings outlook and prospects of SHG may include statements for the period following the consummation of the business combination. When used in this press release, the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of SHG as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made or to be made with the SEC by SHG, including the filings described above, regarding the following: expectations regarding SHG’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and SHG’s ability to invest in growth initiatives; SHG’s ability to scale and build the hangars currently under development or planned in a timely and cost-effective manner; the implementation, market acceptance and success of SHG’s business model and growth strategy; the success or profitability of SHG’s hangar facilities; SHG’s future capital requirements and sources and uses of cash; SHG’s ability to obtain funding for its operations and future growth; developments and projections relating to SHG’s competitors and industry; the ability to recognize the anticipated benefits of the business combination; geopolitical risk and changes in applicable laws or regulations; the possibility that SHG may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on SHG’s business operations, as well as SHG’s financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of SHG prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. SHG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Investor Relations:

investors@skyharbour.group

Attn: Francisco X. Gonzalez, CFO